EXHIBIT 8.1
LISTING OF SUBSIDIARIES

The following is a list of the Company’s subsidiaries as at December 31, 2018, excluding certain subsidiaries that in aggregate are not significant.

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
African Spirit L.L.C.	Marshall Islands	33.1%
Al Areesh Inc.	Marshall Islands	23.2%
Al Areesh L.L.C.	Marshall Islands	23.2%
Al Daayen Inc.	Marshall Islands	23.2%
Al Daayen L.L.C.	Marshall Islands	23.2%
Al Marrouna Inc.	Marshall Islands	23.2%
Al Marrouna L.L.C.	Marshall Islands	23.2%
Alexander Spirit L.L.C.	Marshall Islands	33.1%
Alliance Chartering Pty Ltd.	Australia	100.0%
Americas Spirit L.L.C.	Marshall Islands	28.8%
Arctic Spirit L.L.C.	Marshall Islands	33.8%
Ashkini Spirit L.L.C.	Marshall Islands	28.8%
Asian Spirit L.L.C.	Marshall Islands	33.1%
Athens Spirit L.L.C.	Marshall Islands	28.8%
Atlanta Spirit L.L.C.	Marshall Islands	28.8%
Australian Spirit L.L.C.	Marshall Islands	28.8%
Australian Tankship Agency Pty. Ltd.	Australia	100.0%
Axel Spirit L.L.C.	Marshall Islands	28.8%
Banff L.L.C.	Marshall Islands	100.0%
Barcelona Spirit L.L.C.	Marshall Islands	28.8%
Beijing Spirit L.L.C.	Marshall Islands	28.8%
C VLCC L.L.C.	Marshall Islands	100.0%
Creole Spirit L.L.C.	Marshall Islands	33.1%
DHJS 2007-001 L.L.C.	Marshall Islands	33.8%
DHJS 2007-002 L.L.C.	Marshall Islands	33.8%
Dilong Spirit L.L.C.	Marshall Islands	28.8%
DMSE Option Vessel No.1 L.L.C.	Marshall Islands	33.7%
DMSE Option Vessel No.2 L.L.C.	Marshall Islands	33.7%
DMSE Option Vessel No.3 L.L.C.	Marshall Islands	33.7%
Donegal Spirit L.L.C.	Marshall Islands	28.8%
DSME Hull No. 2411 L.L.C.	Marshall Islands	33.1%
DSME Hull No. 2416 L.L.C.	Marshall Islands	33.8%
DSME Hull No. 2417 L.L.C.	Marshall Islands	33.8%
DSME Hull No. 2461 L.L.C.	Marshall Islands	33.1%
Erik Spirit L.L.C.	Marshall Islands	28.8%
Esther Spirit L.L.C.	Marshall Islands	28.8%
European Spirit L.L.C.	Marshall Islands	33.1%
Everest Spirit Holding L.L.C.	Marshall Islands	28.8%
Explorer Spirit L.L.C.	Marshall Islands	28.8%
Galway Spirit L.L.C.	Marshall Islands	28.8%
Ganges Spirit L.L.C.	Marshall Islands	28.8%
Gemini Pool L.L.C.	Marshall Islands	100.0%
Godavari Spirit L.L.C.	Marshall Islands	28.8%
Golar-Nor (UK) Limited	United Kingdom	100.0%
H.H.I. Hull No. S856 LLC	Marshall Islands	33.1%
H.H.I. Hull No. S857 LLC	Marshall Islands	33.1%
Halo Fenders L.L.C.	Marshall Islands	28.8%
Helga Spirit L.L.C.	Marshall Islands	28.8%
Hugli Spirit L.L.C.	Marshall Islands	28.8%
Hummingbird Holdings L.L.C.	Marshall Islands	100.0%

Hummingbird Spirit L.L.C.	Marshall Islands	100.0%
Iliad International AS	Norway	100.0%
Iliad International Inc.	Marshall Islands	100.0%
Iskmati Spirit L.L.C.	Marshall Islands	28.8%
Jiaolong Spirit L.L.C.	Marshall Islands	28.8%
Kanata Spirit Holding L.L.C.	Marshall Islands	28.8%
Kareela Spirit Holding L.L.C.	Marshall Islands	28.8%
Kaveri Spirit L.L.C.	Marshall Islands	28.8%
Krepako Inc.	Marshall Islands	100.0%
Krepanor AS	Norway	100.0%
Kyeema Spirit Holding L.L.C.	Marshall Islands	28.8%
Limerick Spirit L.L.C.	Marshall Islands	28.8%
London Spirit L.L.C.	Marshall Islands	28.8%
Los Angeles Spirit L.L.C.	Marshall Islands	28.8%
Matterhorn Spirit L.L.C.	Marshall Islands	28.8%
Montreal Spirit L.L.C.	Marshall Islands	28.8%
Moscow Spirit L.L.C.	Marshall Islands	28.8%
Nakilat Holdco L.L.C.	Marshall Islands	23.2%
Narmada Spirit L.L.C.	Marshall Islands	28.8%
Naviera Teekay Gas II, S.L.	Spain	33.1%
Naviera Teekay Gas III, S.L.	Spain	33.1%
Naviera Teekay Gas IV, S.L.	Spain	33.1%
Naviera Teekay Gas, S.L.	Spain	33.1%
Navigator Spirit L.L.C.	Marshall Islands	28.8%
Oak Spirit L.L.C.	Marshall Islands	33.1%
Petrojarl IV DA	Norway	100.0%
Pinnacle Spirit L.L.C.	Marshall Islands	28.8%
Polar Spirit L.L.C.	Marshall Islands	33.8%
Polarc L.L.C.	Marshall Islands	100.0%
Remora AS	Norway	89.9%
Rio Spirit L.L.C.	Marshall Islands	28.8%
Seoul Spirit L.L.C.	Marshall Islands	28.8%
SGPC 1 Pte. Ltd.	Singapore	33.8%
Shenlong Spirit L.L.C.	Marshall Islands	28.8%
Sonoma L.L.C.	Marshall Islands	33.8%
SPT Marine Transfer Services Ltd.	Bermuda	28.8%
STX Hull No. S1672 L.L.C.	Marshall Islands	28.8%
STX Hull No. S1673 L.L.C.	Marshall Islands	28.8%
STX Hull No. S1674 L.L.C.	Marshall Islands	28.8%
STX Hull No. S1675 L.L.C.	Marshall Islands	28.8%
Summit Spirit L.L.C.	Marshall Islands	28.8%
Sydney Spirit L.L.C.	Marshall Islands	28.8%
T.I.L. Holdings Ltd.	Marshall Islands	28.8%
T.I.L. I L.L.C.	Marshall Islands	28.8%
T.I.L. II L.L.C.	Marshall Islands	28.8%
T.I.L. III L.L.C.	Marshall Islands	28.8%
T.I.L. IV L.L.C.	Marshall Islands	28.8%
T.I.L. IX L.L.C.	Marshall Islands	28.8%
T.I.L. V L.L.C.	Marshall Islands	28.8%
T.I.L. VI L.L.C.	Marshall Islands	28.8%
T.I.L. VII L.L.C.	Marshall Islands	28.8%
T.I.L. VIII L.L.C.	Marshall Islands	28.8%
T.I.L. X L.L.C.	Marshall Islands	28.8%
T.I.L. XI L.L.C.	Marshall Islands	28.8%
T.I.L. XII L.L.C.	Marshall Islands	28.8%
T.I.L. XIII L.L.C.	Marshall Islands	28.8%
T.I.L. XIV L.L.C.	Marshall Islands	28.8%
Taizhou Hull No. WZL 0501 L.L.C.	Marshall Islands	33.8%

Taizhou Hull No. WZL 0502 L.L.C.	Marshall Islands	33.8%
Taizhou Hull No. WZL 0503 L.L.C.	Marshall Islands	33.8%
Tangguh Hiri Finance Limited	United Kingdom	23.7%
Tangguh Hiri Operating Limited	United Kingdom	23.7%
Tangguh Sago Finance Limited	United Kingdom	23.7%
Tangguh Sago Operating Limited	United Kingdom	23.7%
Tanker Investments Ltd.	Marshall Islands	28.8%
Taurus Tankers L.L.C.	Marshall Islands	28.8%
Teekay Acquisition Holdings L.L.C.	Marshall Islands	100.0%
Teekay BLT Corporation	Marshall Islands	23.7%
Teekay BLT Finance Corporation	Marshall Islands	23.7%
Teekay Bulkers Investments Ltd.	Marshall Islands	100.0%
Teekay Bulkers Management Services Ltd.	Marshall Islands	100.0%
Teekay Business Process Services, Inc.	Philippines	100.0%
Teekay Chartering Limited	Marshall Islands	28.8%
Teekay Crewing Services Pty Ltd.	Australia	100.0%
Teekay Cyprus Limited	Cyprus	100.0%
Teekay Delaware Chartering Services L.L.C.	USA	100.0%
Teekay Finance Limited	Bermuda	100.0%
Teekay Gas Group Ltd.	Marshall Islands	33.1%
Teekay GP L.L.C.	Marshall Islands	100.0%
Teekay Guardian L.L.C.	Marshall Islands	28.8%
Teekay Holdings Australia Pty Ltd.	Australia	100.0%
Teekay Holdings Limited	Bermuda	100.0%
Teekay Hummingbird Production Limited	United Kingdom	100.0%
Teekay II Iberia, S.L.	Spain	33.1%
Teekay International Ship Chartering Services Inc.	Barbados	100.0%
Teekay Lightering Services L.L.C.	Marshall Islands	100.0%
Teekay LNG Bahrain Operations L.L.C.	Bahrain	33.0%
Teekay LNG Chartering L.L.C	Marshall Islands	33.1%
Teekay LNG Finance Corp.	Marshall Islands	33.1%
Teekay LNG Finco L.L.C.	Marshall Islands	33.1%
Teekay LNG Holdco L.L.C.	Marshall Islands	33.8%
Teekay LNG Holdings L.P.	USA	33.8%
Teekay LNG Operating L.L.C.	Marshall Islands	33.1%
Teekay LNG Partners L.P. (1)	Marshall Islands	33.1%
Teekay LNG Project Services L.L.C.	Marshall Islands	33.1%
Teekay LNG US G.P. L.L.C.	Marshall Islands	33.1%
Teekay Luxembourg S.A.R.L.	Luxembourg	33.1%
Teekay Marine (Singapore) Pte. Ltd.	Singapore	28.8%
Teekay Marine Holdings Ltd.	Marshall Islands	28.8%
Teekay Marine Ltd.	Marshall Islands	28.8%
Teekay Marine Pty Ltd.	Australia	100.0%
Teekay Marine Resources Pty Ltd.	Australia	100.0%
Teekay Marine Solutions (Bermuda) Ltd.	Bermuda	28.8%
Teekay Marine Solutions Inc.	USA	28.8%
Teekay Marine Solutions Ltd.	United Kingdom	28.8%
Teekay Multigas Malta Limited	Malta	33.8%
Teekay Multigas Pool L.L.C.	Marshall Islands	33.8%
Teekay Nakilat (II) Limited	United Kingdom	23.2%
Teekay Nakilat (III) Holdings Corporation	Marshall Islands	33.1%
Teekay Nakilat Corporation	Marshall Islands	23.2%
Teekay Nakilat Holdings Corporation	Marshall Islands	33.1%
Teekay Nakilat Replacement Purchaser L.L.C.	Marshall Islands	23.2%
Teekay Petrojarl Floating Production (UK) Ltd.	United Kingdom	100.0%
Teekay Petrojarl Offshore L.L.C.	Marshall Islands	100.0%
Teekay Petrojarl GP L.L.C.	Marshall Islands	100.0%
Teekay Petrojarl Production AS	Norway	100.0%

Teekay Servicios Maritimos, S.L.	Spain	33.1%
Teekay Shipbuilding Supervision Services L.L.C.	Marshall Islands	100.0%
Teekay Shipping (Australia) Pty Ltd.	Australia	100.0%
Teekay Shipping (Barbados) Ltd.	Barbados	100.0%
Teekay Shipping (Canada) Ltd.	Canada	100.0%
Teekay Shipping (Glasgow) Ltd.	United Kingdom	100.0%
Teekay Shipping (India) Private Limited	India	100.0%
Teekay Shipping (Singapore) Pte. Ltd	Singapore	100.0%
Teekay Shipping (UK) Ltd.	United Kingdom	100.0%
Teekay Shipping (USA) Inc.	USA	100.0%
Teekay Shipping Limited	Bermuda	100.0%
Teekay Shipping Philippines Inc.	Philippines	25.0%
Teekay Shipping Services, Inc	USA	100.0%
Teekay Shipping Spain, S.L.	Spain	33.1%
Teekay Spain, S.L.	Spain	33.1%
Teekay Tangguh Borrower L.L.C.	Marshall Islands	33.8%
Teekay Tangguh Holdings Corporation	Marshall Islands	33.8%
Teekay Tanker Operations Ltd.	Marshall Islands	28.8%
Teekay Tankers Chartering L.L.C.	Marshall Islands	28.8%
Teekay Tankers Holdings Ltd.	Marshall Islands	28.8%
Teekay Tankers HZ Hull No. H 1586 L.L.C.	Marshall Islands	28.8%
Teekay Tankers HZ Hull No. H 1587 L.L.C.	Marshall Islands	28.8%
Teekay Tankers HZ Hull No. H 1592 L.L.C.	Marshall Islands	28.8%
Teekay Tankers HZ Hull No. H 1593 L.L.C.	Marshall Islands	28.8%
Teekay Tankers HZ Hull No. S-1415 L.L.C.	Marshall Islands	28.8%
Teekay Tankers Ltd. (2)	Marshall Islands	28.8%
Teekay Tankers TS Hull No. S-1415 L.L.C.	Marshall Islands	28.8%
Teekay Workboats L.L.C.	USA	28.8%
Teesta Spirit L.L.C.	Marshall Islands	28.8%
Tianlong Spirit L.L.C.	Marshall Islands	28.8%
Tokyo Spirit L.L.C.	Marshall Islands	28.8%
TPO Investments AS	Norway	100.0%
TPO Investments Inc.	Marshall Islands	100.0%
Ugland Stena Storage AS	Norway	100.0%
VLCC A Investment L.L.C.	Marshall Islands	28.8%
VLCC B Investment L.L.C.	Marshall Islands	28.8%
VLCC C Investment L.L.C.	Marshall Islands	100.0%
VSSI Guaranty L.L.C.	USA	100.0%
Wilforce L.L.C.	Marshall Islands	33.8%
Wilpride L.L.C.	Marshall Islands	33.8%
Yamuna Spirit L.L.C.	Marshall Islands	28.8%
Zenith Spirit L.L.C.	Marshall Islands	28.8%
Zhonghua Hull No. 451 L.L.C.	Marshall Islands	33.8%

(1)
The partnership is controlled by its general partner. Teekay Corporation has a 100% beneficial ownership in the general partner. In limited cases, approval of a majority or supermajority of the common unitholders (in some cases excluding units held by the general partner and its affiliates) is required to approve certain actions.

(2)	Proportion of voting power held is 54.1%.